SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     July 19, 2004

DOVER CORPORATION

(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (212) 922-1640

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.	Description
99.1	Press Release of Dover Corporation, dated July 19, 2004

Item 12. Results of Operation and Financial Condition

     On July 19, 2004, Dover Corporation issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for its quarter ended June 30, 2004.

     The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be incorporated by reference into any of Dover Corporation’s filings with the SEC under the Securities Act of 1933.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOVER CORPORATION (Registrant)

Date: July 19, 2004	By:	/s/ Joseph W. Schmidt

Joseph W. Schmidt, Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Dover Corporation, dated July 19, 2004